                           FLORIDA GAMING CORPORATION
                                       AND
                         WJA REALTY LIMITED PARTNERSHIP

                             INTRODUCTORY HEAD NOTE
                 TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS

                                    UNAUDITED


On December 31, 1996, Florida Gaming Corporation (the "Company") acquired substantially all of the assets of WJA Realty Limited Partnership (WJA), in exchange for the cancellation of WJA's notes payable to the Company totaling $14,692,298, including accrued interest, the assumption of approximately $3,578,647 of other liabilities of WJA and the issuance of stock options with a fair value of $150,298 at date of grant. The Company did not acquire the 200,000 shares of Florida Gaming stock owned by WJA.

The Company accounted for the acquisition of WJA's assets using the purchase method of accounting. The total purchase price was $18,621,243 comprising the above note cancellation, debt assumption and estimated professional fees of $200,000 associated with the transaction. In accordance with generally accepted accounting principles, the purchase price was allocated to the assets acquired based on their fair value at the date of acquisition. Management estimated fair value using available appraisals or other cost information with respect to the individual assets.

The pro forma consolidating financial statements should be read in conjunction with:

     The Company's audited financial statements and related notes as of December 31, 1996 and December 31, 1995 included in the Form 8-K-A (No. 0-9099) filed by the Company under the Securities Exchange Act of 1934.

     WJA's audited financial statements and related notes as of December 31, 1996 and 1995 and for the years then ended.

     The notes to the pro forma consolidating financial statements.

The pro forma consolidating financial statements combine the historical balance sheet of the Company with the historical balance sheet of WJA as of December 31, 1996. The historical statements of operations of the Company have been combined with the historical statements of operations of WJA for the years ended December 31, 1996 and year ended December 31, 1995.

                           FLORIDA GAMING CORPORATION
                                       AND
                         WJA REALTY LIMITED PARTNERSHIP
                     PRO FORMA CONSOLIDATING BALANCE SHEETS

                                DECEMBER 31, 1996

                                   (UNAUDITED)



                                                                                            PRO FORMA CONSOLIDATING
                                                            HISTORICAL                    FLORIDA GAMING & WJA REALTY
                                             -----------------------------------------------------------------------------
                                                  FLORIDA                                 ADJUSTMENTS         PRO FORMA
                                                GAMING CORP           WJA REALTY          (SEE NOTE 3)       CONSOLIDATED
                                             ------------------      ------------        -------------      --------------

ASSETS

CURRENT ASSETS
  CASH AND CASH EQUIVALENTS                         $907,527            $381,995           ($381,995)           $907,527
  RECEIVABLES                                     $2,100,259            $156,086           ($156,086)         $2,100,259
                                                          $0                  $0                  $0                  $0
  PREPAID AND OTHER                                       $0            $266,095           ($266,095)                 $0
  INVENTORIES                                       $169,419            $134,971           ($134,971)           $169,419
                                                          $0                  $0                  $0                  $0
                                                ----------------------------------------------------        ------------
     TOTAL CURRENT ASSETS                         $3,177,205            $939,147           ($939,147)         $3,177,205

PROPERTY, PLANT AND EQUIPMENT
  LAND                                           $11,457,495          $6,456,036         ($6,456,036)        $11,457,495
  BUILDINGS AND IMPROVEMENTS                      $9,747,978         $24,222,415        ($24,222,415)         $9,747,978
  FURNITURE, FIXTURES AND EQUIPMENT               $1,717,520          $3,778,107         ($3,778,107)         $1,717,520
                                                ----------------------------------------------------        ------------
                                                 $22,922,993         $34,456,558        ($34,456,558)        $22,922,993
  LESS ACCUMULATED DEPRECIATION                    ($528,700)       ($21,851,745)        $21,851,745           ($528,700)
                                                ----------------------------------------------------        ------------
                                                 $22,394,293         $12,604,813        ($12,604,813)        $22,394,293

OTHER ASSETS
  NOTE RECEIVABLE -FLORIDA GAMING CORP                    $0            $800,000           ($800,000)                 $0
  INVESTMENT, SJA PARTNERSHIP                             $0             $78,838            ($78,838)                 $0
  GAMING VENTURE INVESTMENTS                        $310,000                  $0                  $0            $310,000
  FLORIDA GAMING STOCK                                    $0          $1,062,600         ($1,062,600)                 $0
  OTHER ASSETS                                      $423,551                  $0                  $0            $423,551
                                                ----------------------------------------------------        ------------
                                                    $733,551          $1,941,438         ($1,941,438)           $733,551

                                                ----------------------------------------------------        ------------

                                                 $26,305,049         $15,485,398        ($15,485,398)        $26,305,049
                                                ----------------------------------------------------        ------------
                                                ----------------------------------------------------        ------------

(CONTINUED)



LIABILITIES AND SHAREHOLDERS' INVESTMENT

CURRENT LIABILITIES
  ACCOUNTS PAYABLE                                $3,130,547          $8,348,229         ($8,348,229)         $3,130,547
  OTHER ACCRUED EXPENSES                            $243,985                  $0                  $0            $243,985
  UNCLAIMED WINNINGS                                $930,017                  $0                  $0            $930,017
  CURRENT PORTION OF LONG-TERM DEBT               $1,423,703                  $0                  $0          $1,423,703
  NOTE PAYABLE TO FLORIDA GAMING                          $0         $16,882,234        ($16,882,234)                 $0
                                                ----------------------------------------------------        ------------
     TOTAL CURRENT LIABILITIES                    $5,728,252         $25,730,463        ($25,730,463)         $5,728,252

LONG-TERM DEBT                                    $7,095,289            $500,000           ($500,000)         $7,095,289

PARTNERSHIP CAPITAL (DEFICIT)                             $0        ($10,245,065)        $10,245,065                  $0

SHAREHOLDERS' INVESTMENT
  CLASS A PREFERRED STOCK, CONVERTIBLE
    TO COMMON STOCK; $.10 PAR VALUE                   $3,443                  $0                  $0              $3,443

  CLASS B PREFERRED STOCK, CONVERTIBLE
    TO COMMON STOCK; $.10 PAR VALUE                     $199                  $0                  $0                $199

  CLASS C PREFERRED STOCK, CONVERTIBLE
    TO COMMON STOCK; $.10 PAR VALUE                       55                  $0                  $0                 $55

  CLASS D PREFERRED STOCK, CONVERTIBLE
    TO COMMON STOCK; $.10 PAR VALUE                       65                  $0                  $0                 $65

  COMMON STOCK, $.10 PAR VALUE, AUTHORIZED
    15,000,000 SHARES, 4,340,626 SHARES
    ISSUED AND OUTSTANDING                          $434,063                  $0                  $0            $434,063

  CAPITAL IN EXCESS OF PAR VALUE                 $35,276,095                  $0                  $0         $35,276,095
  ACCUMULATED DEFICIT                           ($22,232,412)                 $0                  $0        ($22,232,412)
                                                ----------------------------------------------------        ------------

     TOTAL SHAREHOLDERS' INVESTMENT              $13,481,508        ($10,245,065)        $10,245,065         $13,481,508
                                                ----------------------------------------------------        ------------

                                                 $26,305,049         $15,485,398        ($15,485,398)        $26,305,049
                                                ----------------------------------------------------        ------------
                                                ----------------------------------------------------        ------------



SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                           FLORIDA GAMING CORPORATION
                                       AND
                         WJA REALTY LIMITED PARTNERSHIP
                PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (UNAUDITED)



                                                            HISTORICAL                    FLORIDA GAMING & WJA REALTY
                                             -----------------------------------------------------------------------------
                                                  FLORIDA                                 ADJUSTMENTS         PRO FORMA
                                                GAMING CORP           WJA REALTY          (SEE NOTE 3)       CONSOLIDATED
                                             ------------------      ------------        -------------      --------------



REVENUES
  PARI-MUTUEL REVENUES                            $2,934,088         $13,069,417                  $0         $16,003,505
  ADMISSIONS AND PROGRAMS                           $339,422          $3,475,367                  $0          $3,814,789
  FOOD, BEVERAGE AND OTHER                          $499,024          $2,802,628                  $0          $3,301,652
                                                ----------------------------------------------------        ------------
          TOTAL REVENUES                          $3,772,534         $19,347,412                  $0         $23,119,946
EXPENSES
  OPERATING                                      ($2,801,144)       ($15,995,900)                 $0        ($18,797,044)
  GENERAL AND ADMINISTRATIVE                     ($2,443,085)        ($3,368,146)            $70,000         ($5,741,231)
  DEPRECIATION AND AMORTIZATION                    ($193,205)          ($664,920)           $244,988           ($613,137)
                                                ----------------------------------------------------        -------------

     TOTAL OPERATING EXPENSE                     ($5,437,434)       ($20,028,966)           $314,988        ($25,151,412)
                                                ----------------------------------------------------        ------------
         INCOME (LOSS) FROM OPERATIONS           ($1,664,900)          ($681,554)           $314,988         ($2,031,466)

OTHER INCOME (EXPENSE)
  INTEREST EXPENSE                                        $0         ($1,900,000)         $1,900,000                  $0
  INTEREST INCOME                                 $1,179,386             $25,789         ($1,101,087)           $104,088
  GAIN ON SALE OF ASSETS                                $414                  $0                  $0                $414
  GAIN/(LOSS) IN SJA PARTNERSHIP                          $0            ($45,809)                 $0            ($45,809)
  OTHER, NET                                        ($34,000)                 $0                  $0            ($34,000)
                                                ----------------------------------------------------        ------------
     NET INCOME (LOSS) BEFORE TAXES                ($519,100)        ($2,601,574)         $1,113,901         ($2,006,773)
                                                ----------------------------------------------------        ------------
                                                ----------------------------------------------------        ------------


    NET INCOME (LOSS) PER COMMON SHARE                ($0.15)                                                     ($0.46)
                                                ------------                                                 -----------
                                                ------------                                                 -----------



SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                           FLORIDA GAMING CORPORATION
                                       AND
                         WJA REALTY LIMITED PARTNERSHIP

                PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                   (UNAUDITED)


                                                            HISTORICAL                    FLORIDA GAMING & WJA REALTY
                                             -----------------------------------------------------------------------------
                                                  FLORIDA                                 ADJUSTMENTS         PRO FORMA
                                                GAMING CORP           WJA REALTY          (SEE NOTE 3)       CONSOLIDATED
                                             ------------------      ------------        -------------      --------------



REVENUES
  PARI-MUTUEL REVENUES                            $3,138,404         $15,391,066                  $0         $18,529,470
  ADMISSIONS                                        $151,438            $465,496                  $0            $616,934
  FOOD, BEVERAGE AND OTHER                        $1,069,796          $3,586,816            ($72,667)         $4,583,945
                                                ----------------------------------------------------        ------------
          TOTAL REVENUES                          $4,359,638         $19,443,378            ($72,667)        $23,730,349
EXPENSES
  OPERATING                                      ($2,873,849)       ($15,025,101)                 $0        ($17,898,950)
  GENERAL AND ADMINISTRATIVE                     ($1,594,856)        ($3,393,280)                 $0         ($4,988,136)
  DEPRECIATION AND AMORTIZATION                    ($194,682)          ($710,480)           $244,988           ($660,174)
                                                ----------------------------------------------------        ------------
     TOTAL OPERATING EXPENSE                     ($4,663,387)       ($19,128,861)           $244,988        ($23,547,260)
                                                ----------------------------------------------------        ------------
         INCOME (LOSS) FROM OPERATIONS             ($303,749)           $314,517            $172,321            $183,089

OTHER INCOME (EXPENSE)
  INTEREST EXPENSE                                 ($167,206)        ($1,838,286)         $1,838,286           ($167,206)
  OTHER, NET                                              $0            $215,381                  $0            $215,381
                                                ----------------------------------------------------        ------------
        NET INCOME (LOSS) BEFORE TAXES             ($470,955)        ($1,308,388)         $2,010,607            $231,264
TAXES                                                     $0                  $0            ($42,301)           ($42,301)
                                                ----------------------------------------------------        ------------
     NET INCOME (LOSS)                             ($470,955)        ($1,308,388)         $1,968,306            $188,963
                                                ----------------------------------------------------        ------------
                                                ----------------------------------------------------        ------------



    NET INCOME (LOSS) PER COMMON SHARE                ($0.15)                                  $0.06
                                                ------------                             -----------
                                                ------------                             -----------



SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                              ADDENDUM TO FORM 8-K
                           FLORIDA GAMING CORPORATION
                                       AND
                         WJA REALTY LIMITED PARTNERSHIPS
              NOTES TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS

                                    UNAUDITED


(1) The accompanying pro forma consolidating balance sheet and statements of operations combine the historical balance sheet of the Company at December 31, 1996 with the historical balance sheet of WJA as of December 31, 1996. The historical statements of operations of the Company for the years ended December 31, 1996 and 1995, have been combined with the historical statements of operations of WJA for the year ended December 31, 1996 and 1995, respectively.

(2) Pro forma income/loss per share has been computed based on the weighted average number of common shares outstanding for the income statement period.

(3) The following adjustments have been made to give pro forma effect to the transaction described in the introductory head note:

     (A) On December 31, 1996, Florida Gaming Corporation (the "Company") acquired substantially all of the assets of WJA Realty Limited Partnership (WJA) in exchange for the cancellation of WJA's notes payable to the Company with a carrying value of $14,692,298 including accrued interest of $4,435,003, the assumption by the Company of $3,578,647 of WJA's other liabilities, the expenditure of an estimated $200,000 in professional fees related to the transaction and the issuance of stock options to the sellers with a fair value of $150,298 at grant date. The Company did not acquire the 200,000 shares of Florida Gaming common stock owned by WJA.

          The acquisition of WJA's assets by the Company has been accounted for as a purchase. Management estimates that the consideration given approximates the fair value of tangible assets acquired and accordingly, no goodwill will be recognized at the date of purchase.

     (B) WJA has an 8% note receivable from the Company with balances of $800,000 and $900,000 at December 31, 1996 and December 31, 1995,
          respectively. The December 31, 1996 balance sheet was adjusted to eliminate the note balance. $70,000 and $72,667 in related interest income and expense has been eliminated from the 1996 and 1995 Statements of Operations, respectively, where appropriate.

     (C) WJA holds 200,000 shares of the Company's common stock carried at $200,000 on the December 31, 1996 balance sheet which was eliminated in the pro forma consolidation.

     (D) Interest expense on WJA's December 31, 1996 and 1995 Statements of Operations of $1,900,000 and $1,838,000, respectively related to notes payable to the Company was eliminated. Interest income on the Company's December 31, 1996 Statement of Operations of $1,101,087 was also eliminated.

     (E) Depreciation expense has been adjusted on the WJA assets to reflect the new bases resulting from the allocation of the purchase price.

     (F) The December 31, 1996 and December 31, 1995 Statements of Operations have been adjusted to reflect income tax expense on consolidated pre-tax income at a rate of 40% where appropriate.

(4) A contingent liability exists with respect to future profits under a profit sharing arrangement. If the facilities acquired are profitable, a portion of such profits are payable to the sellers of WJA for calendar years 1997 through 2006. The amount of the annual required payment will be calculated at 20% of income before income taxes for the acquired facilities subject to a cumulative required payment cap of $1,000,000 per year. If the $1,000,000 cap is exceeded additional provisions apply.

     This contingent liability has not been reflected in the pro forma financial statements. If additional payments are made to the sellers under the profit sharing arrangement, such payments will be treated as additional purchase price and recorded as goodwill prospectively.